Dreyfus
BASIC GNMA Fund

ANNUAL REPORT
December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC GNMA Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund produced a total return of 11.01% and income dividends of $0.9127 per share. In addition, the fund's 30-day SEC yield on December 31, 2000 was 5.92%.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), produced a total return of 11.11% for the reporting period.(2)

We attribute the fund's strong absolute returns to a "flight to quality" among investors that benefited relative safe havens such as government-guaranteed GNMA securities. Our underperformance relative to our benchmark was primarily the result of our security selection strategy around midyear, when we emphasized non-GNMA securities which underperformed in an inverted yield curve environment

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities. The fund's goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS MEASURES measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities, as well as different maturities such as 15-, 20- and 30-year mortgages.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

GNMA prices rose early in the year when government officials questioned the investment policies of certain U.S. Government agencies that issue indirect obligations of the federal government. Because of the uncertainty surrounding agency securities, investors favored direct government obligations such as GNMAs. During the second half of the period, however, when these political concerns abated, assets shifted back to agency securities, causing GNMAs to underperform indirect obligations such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") securities.

As a result, early in the year we emphasized GNMA pass-through securities with relatively high coupon rates. This focus generally benefited the fund during the first part of 2000, providing a cushion against price depreciation as interest rates rose. For broader diversification, we also invested a portion of the fund's assets in commercial mortgage-backed securities and asset-backed securities, both of which benefited from strength in the real estate market and a low rate of defaults among consumers.

As evidence arose near midyear that the economy might be slowing, we shifted some assets out of GNMAs and into U.S. Government agency securities. In hindsight, however, this move may have been premature: GNMAs continued to outperform agency securities until later in the year, when the economic slowdown became more pronounced and political concerns affecting FNMA and FHLMC securities were unresolved. This temporarily constrained the fund's performance.

In addition, as interest rates fell later in the year, we shifted assets from high-coupon GNMAs to lower coupon GNMAs in an attempt to mitigate the risk that homeowners would prepay their mortgages.

We also actively managed the fund's average effective duration, a measure of sensitivity to changing interest rates. Around midyear, we shifted from a neutral position to one that was modestly longer than the average for our peer group. This helped the fund's performance during the second half of the year.

What is the fund's current strategy?

As of year-end, we believe that GNMA securities and other high quality bonds may have reached levels at which they can be considered overvalued. Accordingly, we may begin to take advantage of better values in other areas of the mortgage-related marketplace, including commercial mortgage-backed securities and asset-backed securities. We are also carefully watching interest-rate trends to assess their effects on mortgage prepayment activity, which could influence the GNMA market.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC GNMA Fund and the Lehman Brothers GNMA Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           11.01%              6.53%             7.65%

(+)  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC GNMA FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN GINNIE MAES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2000

                                                         Principal
BONDS AND NOTES--142.5%                                 Amount($)                Value($)
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED--98.7%

Government National Mortgage Association I:

   6.5%, 10/15/2010-5/15/2011                              212,159                  215,380
   7%                                                    9,750,000  (a)           9,795,630
   7%, 1/15/2024-2/15/2024                               1,133,303                1,149,420
   7.5%, 12/15/2023                                        227,863                  231,922
   8%, 4/15/2008-12/15/2022                              5,748,747                5,925,582
   8.5%, 2/15/2005-1/15/2022                               649,026                  674,011
   9%, 5/15/2016-11/15/2022                                523,760                  549,358
   9.5%, 1/15/2017-12/15/2021                              298,587                  314,289

   Project Loans:
      6.375%, 10/15/2033-1/15/2034                       4,318,516                4,270,801
      6.4%, 10/15/2033                                   1,817,604                1,788,636
      6.41%, 8/15/2028                                     978,954                  964,269
      6.43%, 9/15/2033                                   1,473,901                1,453,175
      6.45%, 3/15/2034                                   2,501,427                2,472,895
      6.55%, 12/15/2033                                    693,001                  687,912
      6.6%, 5/15/2028                                    1,890,846                1,882,869
      6.625%, 8/15/2028-7/15/2033                        9,767,917                9,739,616
      6.7%, 3/15/2028                                      629,284                  641,870
      6.75%, 12/15/2023                                  6,654,336                6,673,052

Government National Mortgage Association II:
   6%, 4/20/2030-8/20/2030                               7,140,457  (b)           7,200,696
   7%                                                   17,400,000  (a)          17,383,644
   7%, 8/20/2028                                            85,553                   85,820
   7.5%                                                 30,650,000  (a)          31,033,125
   8%, 9/20/2029-4/20/2034                               1,647,844                1,682,933
   9%, 5/20/2016-7/20/2025                                 398,289                  410,076
   9.5%, 9/20/2021-12/20/2021                               78,307                   81,715

                                                                                107,308,696

Federal Home Loan Mortgage Corp.:
   7%                                                    3,530,000  (a)           3,536,601

   Stripped Securities,  Interest Only Class:
      Ser. 1541, Cl. FA, 7%, 5/15/2019                   3,732,629  (c)             203,503
      Ser. 1542, Cl. QC, 7%, 10/15/2020                    495,200  (c)              35,085
      Ser. 1590, Cl. JA, 6.5%, 10/15/2021                5,559,760  (c)             698,127
      Ser. 1596, Cl. L,  6.5%, 12/15/2012                   23,390  (c)               2,175
      Ser. 1916, Cl. PI, 7%, 12/15/2011                    921,285  (c)             155,089
      Ser. 1987, Cl. PI, 7%, 9/15/2012                     958,027  (c)             181,613
      Ser. 1999, Cl. PW, 7%, 8/15/2026                   1,978,763  (c)             381,149
      Ser. 2167, Cl. AM, 7%, 11/15/2015                    750,432  (c)             275,073

                                                                                  5,468,415

                                                                The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                         Principal
BONDS AND NOTES (CONTINUED)                              Amount($)                Value($)
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED (CONTINUED)

Federal Housing Administration,
  Project Loans:

      7.2%, 2/1/2033                                     1,105,713                1,093,274
      7.625%, 4/1/2031                                   1,222,860                1,228,210

                                                                                  2,321,484

Federal National Mortgage Association:
   6%, 12/1/2028                                             6,268  (b)               6,208
   6.2%                                                  2,400,000  (a)           2,394,469

   Notes, 6.75%, 2002                                      500,000                  508,850

   Stripped Securities, Interest Only Class,
      Ser. 1997-74, Cl. PK, 7%, 11/18/2027               4,000,000  (c)           1,272,221

                                                                                  4,181,748

Tennessee Valley Authority,
   Valley Indexed Principal Securities,
   3.625%, 1/15/2007                                       795,000  (d)             830,279

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                              120,110,622

ASSET-BACKED CTFS.--9.8%

Conseco Finance Securitizations,
   Ser. 2000-1, Cl. A-3, 7.3%, 2031                      1,800,000                1,846,089

Countrywide,
   Ser. 2000-4, Cl. AF-6, 7.41%, 2031                      898,000                  922,695

The Money Store Home Equity Trust:
   Ser. 1995-B, Cl. A-6, 7.5%, 2010                      2,000,000                2,039,274
   Ser. 1998-B, Cl. AF-8, 6.11%, 2010                    1,000,000                  993,172

Nomura Depositor Trust:
   Ser. 1998-ST1, Cl. A-3, 7.29%, 2003                     500,000  (e,f)           497,422
   Ser. 1998-ST1, Cl. A-5, 7.901%, 2003                  3,500,000  (e,f)         3,424,531

WFS Financial Owner Trust:
   Ser. 2000-A, Cl. A-4, 7.41%, 2007                     1,000,000                1,040,134
   Ser. 2000-A, Cl. A-D, 6.98%, 2008                     1,131,000                1,156,801

TOTAL ASSET-BACKED CTFS.                                                         11,920,118

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--9.1%

CS First Boston Mortgage Securities:
   Ser. 1998-C1, Cl. C, 6.78%, 2009                      1,000,000                  988,750
   Ser. 1999-C1, Cl. F, 7.923%, 2009                     2,000,000  (f)           2,034,135

First Union National Bank Commercial Mortgage,
   Ser. 2000-C2, Cl. A-2, 7.202%, 2010                   1,310,000                1,352,984

GGP Ala Moana,
   Ser. 1999-C1, Cl. D, 7.828%, 2004                       250,000  (e,f)           250,000


                                                         Principal
BONDS AND NOTES (CONTINUED)                              Amount($)               Value($)
-----------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Heller Financial Commercial Mortgage:
   Ser. 2000-PH1, Cl. A-2, 7.75%, 2009                   1,136,000                1,224,930
   Ser. 2000-PH1, Cl. C, 7.067%, 2010                    1,500,000  (f)           1,616,206

Morgan (J.P.) Commercial Mortgage Finance,
   Ser. 2000-C10, Cl. C, 7.537%, 2010                    2,000,000  (f)           2,100,625

PNC Mortgage Acceptance,
   Ser. 2000-C2, Cl. C, 7.64%, 2010                      1,423,000                1,514,827

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                     11,082,457

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--19.2%

BA Mortgage Securities,
   Ser. 1998-2, Cl. 2B-2, 6.5%, 2013                       274,581                  262,097

Bank of America Mortgage Securities,
   Ser. 2000-6, Cl. B-3, 7.5%, 2030                      1,350,283                1,317,123

Chase Mortgage Finance,
   Ser. 1998-S3, Cl. B-2, 6.5%, 2013                       601,112                  594,298

Countrywide Home Loans:
   Ser. 1999-12, Cl. B-2, 7.5%, 2029                     1,233,392                1,185,814
   Ser. 2000-8, Cl. B-2, 7.5%, 2031                      3,298,826                3,178,158

Norwest Asset Securities:
   Ser. 1996-7, Cl. B-1, 7.5%, 2011                      1,223,217                1,278,725
   Ser. 1997-3, Cl. B-1, 7.25%, 2027                     2,398,871                2,448,223
   Ser. 1997-3, Cl. B-2, 7.25%, 2027                       959,548                  977,288
   Ser. 1997-7, Cl. B-2, 7%, 2027                          767,408                  777,363
   Ser. 1997-9, Cl. B-2, 7%, 2012                          400,925                  391,993
   Ser. 1997-11, Cl. B-2, 7%, 2027                         508,150                  513,184
   Ser. 1997-15, Cl. B-2, 6.75%, 2012                      583,681                  584,308
   Ser. 1997-20, Cl. B-2, 6.75%, 2012                      368,770                  355,963
   Ser. 1998-18, Cl. B-3, 6.25%, 2028                      852,347                  830,687

Ocwen Residential MBS,
   Ser. 1998-R1, Cl. B-1, 7%, 2040                         382,669  (e)             367,482

PNC Mortgage Securities:
   Ser. 1997-8, Cl. 3B-3, 6.75%, 2012                      272,992                  263,590
   Ser. 1998-2, Cl. 3B-3, 6.75%, 2013                      517,081                  516,159
   Ser. 1998-2, Cl. 4B-3, 6.75%, 2027                      383,470                  354,779
   Ser. 1998-11, Cl. 2B-3, 6.25%, 2013                     476,260                  438,453

Residential Accredit Loans:
   Ser. 1997-QS6, Cl. M-2, 7.5%, 2012                      904,435                  914,691
   Ser. 1997-QS6, Cl. M-3, 7.5%, 2012                      587,878                  588,511

Residential Funding Mortgage Securities I:
   Ser. 1997-S4, Cl. B-1, 7%, 2012                         450,623                  454,468
   Ser. 1997-S10, Cl. M-3, 7%, 2012                        456,521                  446,208
   Ser. 1997-S11, Cl. M-3, 7%, 2012                        660,454                  663,825

                                                                The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                         Principal
BONDS AND NOTES (CONTINUED)                              Amount($)               Value($)
-----------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I: (continued)
   Ser. 1997-S19, Cl. M-3, 6.5%, 2012                      601,025                  596,299
   Ser. 1997-S21, Cl. M-3, 6.5%, 2012                      346,464                  330,683
   Ser. 1998-NS1, Cl. M-2, 6.375%, 2009                    127,570                  125,317
   Ser. 1998-NS1, Cl. M-3, 6.375%, 2009                     63,785                   61,669
   Ser. 1998-S9, Cl. 1M-3, 6.5%, 2013                      914,537                  904,577
   Ser. 1998-S14, Cl. M-3, 6.5%, 2013                      764,997                  755,900
   Ser. 1998-S30, Cl. M-3, 6.5%, 2028                      979,080                  923,665

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                    23,401,500

U.S. GOVERNMENTS--5.7%

U.S. Treasury Inflation Protection Securities,
   3.625%, 7/15/2002                                     6,342,000  (f)           6,899,006

TOTAL BONDS AND NOTES
   (cost $172,288,760)                                                          173,413,703
-----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--9.5%
-----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--8.8%

UBS Securities Inc.,
  5.75%, dated 12/29/2000, due 1/2/2001 in the
  amount of $10,751,865 (fully collateralized by
  $11,236,000 U. S. Treasury Bills due 5/31/2001
   value $10,969,761)                                   10,745,000               10,745,000

U.S. GOVERNMENTS--.7%

U.S. Treasury Bills,
   6.15%, 2/20/2001                                        795,000  (g)             788,632

TOTAL SHORT-TERM INVESTMENTS
   (cost $11,533,374)                                                            11,533,632
-----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $183,822,134)                                      152.0%              184,947,335

LIABILITIES, LESS CASH AND RECEIVABLES                      (52.0%)             (63,293,192)

NET ASSETS                                                  100.0%              121,654,143

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(C) REFLECTS NOTIONAL FACE.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(E)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $4,539,435 OR 3.7% OF NET ASSETS.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(G)  SECURITIES HELD BY BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES
December 31, 2000


                                                                                                                       Unrealized
                                                                     Market Value                                    Appreciation
                                                                       Covered by                                   (Depreciation)
                                                Contracts            Contracts($)           Expiration             at 12/31/00($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 year Agency Notes                     95               (9,491,094)         March 2001                     (84,344)

U.S. Treasury 10 year Notes                           188              (19,713,563)         March 2001                    (472,453)

U.S. Treasury Bonds                                    14               (1,464,750)         March 2001                       6,563

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                             81                8,388,563          March 2001                       9,359

                                                                                                                          (540,875)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                          Cost            Value
--------------------------------------------------------------------------------

ASSETS($):

Investments in securities--See Statement
   of Investments--Note 1(b)                        183,822,134      184,947,335

Cash                                                                     397,204

Receivable for investment securities sold                             16,732,159

Interest receivable                                                    1,104,566

Receivable for shares of Beneficial Interest subscribed                   28,882

Paydowns receivable                                                        9,185

Prepaid expenses                                                           7,100

                                                                     203,226,431
--------------------------------------------------------------------------------

LIABILITIES($):

Due to The Dreyfus Corporation and affiliates                            64,524

Payable for investment securities purchased                          81,017,293

Payable for shares of Beneficial Interest redeemed                      406,932

Payable for futures variation margin--Note 4(a)                          19,705

Accrued expenses                                                         63,834

                                                                     81,572,288
--------------------------------------------------------------------------------

NET ASSETS($)                                                      121,654,143
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,503,856

Accumulated undistributed investment income--net                         49,263

Accumulated net realized gain (loss)
on investments and financial futures                                 (1,483,302)


Accumulated net unrealized appreciation (depreciation)

  on investments [including ($540,875) net unrealized
   (depreciation) on financial futures]--Note 4(b)                      584,326
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      121,654,143
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                    8,126,154

NET ASSET VALUE, offering and redemption price per share ($)              14.97

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        7,908,630

EXPENSES:

Management fee--Note 3(a)                                                679,378

Shareholder servicing costs--Note 3(b)                                   291,979

Custodian fees--Note 3(b)                                                 32,698

Professional fees                                                         31,816

Trustees' fees and expenses--Note 3(c)                                    31,501

Registration fees                                                         22,487

Prospectus and shareholders' reports                                      14,247

Interest expense--Note 5                                                   6,855

Miscellaneous                                                             11,627

TOTAL EXPENSES                                                         1,122,588

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (379,140)

NET EXPENSES                                                             743,448

INVESTMENT INCOME--NET                                                 7,165,182
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                1,154,319

Net realized gain (loss) on financial futures                        (2,011,581)

NET REALIZED GAIN (LOSS)                                               (857,262)

Net unrealized appreciation (depreciation) on investments
   [including ($906,992) net unrealized (depreciation) on financial    5,413,722
   futures]

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 4,556,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  11,721,642

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS($):

Investment income--net                          7,165,182           7,029,822

Net realized gain (loss) on investments          (857,262)            517,315

Net unrealized appreciation (depreciation)
   on investments                               5,413,722          (4,354,884)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,721,642           3,192,253
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS($):

From investment income--net                    (7,137,841)         (7,019,327)

From net realized gain on investments                  --            (469,048)

In excess of net realized gain on investments          --            (170,796)

TOTAL DIVIDENDS                                (7,137,841)         (7,659,171)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  30,750,177          47,925,201

Dividends reinvested                            5,383,439           5,675,387

Cost of shares redeemed                       (31,315,060)        (33,728,168)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             4,818,556          19,872,420

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,402,357          15,405,502
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           112,251,786          96,846,284

END OF PERIOD                                 121,654,143         112,251,786

Undistributed investment income--net               49,263              21,922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,122,473           3,250,861

Shares issued for dividends reinvested            371,849             387,227

Shares redeemed                                (2,167,760)         (2,292,435)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     326,562           1,345,653

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                 Year Ended December 31,
                                                            ---------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.39         15.01          15.32          15.14          15.42

Investment Operations:

Investment income--net                                        .92           .96            .97            .99            .98

Net realized and unrealized
   gain (loss) on investments                                 .57          (.54)          (.26)           .41           (.27)

Total from Investment Operations                             1.49           .42            .71           1.40            .71

Distributions:

Dividends from investment income--net                        (.91)         (.96)          (.97)          (.99)          (.99)

Dividends from net realized
   gain on investments                                         --          (.06)          (.05)          (.23)            --

Dividends in excess of net realized
   gain on investments                                         --          (.02)            --             --             --

Total Distributions                                          (.91)        (1.04)         (1.02)          (1.22)         (.99)

Net asset value, end of period                              14.97         14.39          15.01           15.32         15.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            11.01          2.82           4.71            9.55          4.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                      .65           .65            .65            .65            .65

Ratio of interest expense
   and loan commitment fees

   to average net assets                                      .01           .90            .17             --             --

Ratio of net investment income

   to average net assets                                     6.31          6.54           6.34           6.46           6.50

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                                    .33           .34            .39            .42            .52

Portfolio Turnover Rate                                    666.82        366.43         388.97         534.25         332.96
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                            121,654       112,252         96,846         75,930         57,665

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $132 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon

                                                                        The Fund

 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,204,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the line of credit.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $379,140 during the period ended December 31, 2000.

The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $209,998 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $66,977 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $32,698 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2000, amounted to $1,092,412,699 and $1,084,626,461, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis; this represents the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2000, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

(b) At December 31, 2000, accumulated net unrealized appreciation on investments and financial futures was $584,326, consisting of $2,226,350 gross unrealized appreciation and $1,642,024 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended December 31, 2000, was approximately $108,300, with a related weighted average annualized interest rate of 6.33%.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus BASIC GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statements of investments and financial futures, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [ERNST & YOUNG SIGNATURE LOGO]

New York, New York
February 9, 2001




NOTES

                        For More Information

                        Dreyfus BASIC GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to:
info@dreyfus.com

ON THE INTERNET  Information can
be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  080AR0012